UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2022

Tyme Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38169	45-3864597
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Pluckemin Way, Suite 103
Bedminster NJ 07921
(Address of principal executive offices, including zip code)

(212) 461-2315

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value	TYME	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1934 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Comment – Use of Terminology

Throughout this Current Report on Form 8-K, the terms “the Company,” “we” and “our” refer to Tyme Technologies, Inc., a Delaware corporation, together with its subsidiaries (“TYME”).

Item 1.01.	Entry into a Material Definitive Agreement.

Voting Agreement and Release Agreement Amendment

The Company and Michael Demurjian entered into a Voting Agreement, dated April 18, 2022 (the “Voting Agreement”), pursuant to which Mr. Demurjian agreed to vote all shares of TYME common stock beneficially owned by him in accordance with the board of directors of the Company’s recommendation with respect to any matter presented to the Company’s stockholders for a period of two years from the date of the Voting Agreement.

In connection with entering into the Voting Agreement, the Company and Mr. Demurjian also entered into an amendment to the Release Agreement that the Company previously entered into with Mr. Demurjian on March 15, 2019 (the “Release Agreement” and the amendment thereto, the “Release Agreement Amendment”). Under the Release Agreement, Mr. Demurjian is subject to certain sale limitations imposed through March 5, 2024 (the Fall-Away Date”). As part of the Release Agreement Amendment, Mr. Demurjian’s sale limitations will remain in place through Fall-Away Date, however, he is now able to sell more Company shares on a bi-weekly basis, which number of shares per period will increase over time (such periods being the weekly trading days on which The Nasdaq Stock Market is open during an individual week, with such periods occurring every other week). Beginning the week of April 18, 2022, Mr. Demurjian will be able to sell up to 40,000 shares a day on two consecutive days for a total of up to 80,000 shares per period, increasing up to 80,000 shares a day on two consecutive days for up to 160,000 shares per period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Tyme Technologies, Inc.

Dated: April 19, 2022	By:	/s/ James Biehl
James Biehl, Chief Legal Officer